Exhibit 25(b)



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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)
                                                  ---


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                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)

          New York                                     13-5160382
          (State of incorporation                      (I.R.S. employer
          if not a U.S. national bank)                 identification no.)

          One Wall Street, New York, N.Y.              10286
          (Address of principal executive offices)     (Zip code)


                               ----------------------

                                FPL GROUP CAPITAL INC.
                 (Exact name of obligor as specified in its charter)

          Florida                                      59-2576416
          (State or other jurisdiction of              (I.R.S. employer
          incorporation or organization)               identification no.)


          700 Universe Boulevard
          Juno Beach, Florida                          33408
          (Address of principal executive offices)     (Zip code)

                               -----------------------

                          FPL Group Capital Debt Securities
                         (Title of the indenture securities)

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

          1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

               (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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          Superintendent of Banks       2 Rector Street, New York, of the
          State of New York             N.Y.  10006, and Albany, N.Y. 12203


          Federal Reserve Bank of       33 Liberty Plaza, New York,
          New York N.Y.  10045

          Federal Deposit Insurance     Washington, D.C.  20429
          Corporation

          New York Clearing House       New York, New York   10005
          Association

               (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
          POWERS.

               Yes.

          2.   AFFILIATIONS WITH OBLIGOR.

               IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               None.

          16.  LIST OF EXHIBITS.

               EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

               1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

               4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

               6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

               7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      SIGNATURE



               Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of September, 1998.


                                        THE BANK OF NEW YORK



                                        By: /s/MARIE E. TRIMBOLI
                                           ---------------------

                                       Name:  MARIE E. TRIMBOLI
                                       Title: ASSISTANT TREASURER








                                                                  EXHIBIT 7
                                                                  ---------

                         Consolidated Report of Condition of

                                 THE BANK OF NEW YORK

               of 48 Wall Street, New York, N.Y. 10286
               And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            DOLLAR AMOUNTS
          ASSETS                                              IN THOUSANDS
          Cash and balances due from
               depository institutions:
               Noninterest-bearing balances and
                 currency and coin ......................     $ 6,397,993
               Interest-bearing balances ................       1,138,362
          Securities:
               Held-to-maturity securities ..............       1,062,074
               Available-for-sale securities ............       4,167,240
          Federal funds sold and Securities
               purchased under agreements to resell......         391,650
          Loans and lease financing receivables:
          Loans and leases, net of unearned income ......      36,538,242
          LESS:  Allowance for loan and lease losses ....         631,725
          LESS:  Allocated transfer risk reserve.........               0
          Loans and leases, net of unearned
               income, allowance, and reserve                  35,906,517
          Assets held in trading accounts ...............       2,145,149
          Premises and fixed assets (including
               capitalized leases) ......................         663,928
          Other real estate owned .......................          10,895
          Investments in unconsolidated
               subsidiaries and associated
               companies ................................         237,991
          Customers' liability to this bank on
               acceptances outstanding ..................         992,747
          Intangible assets .............................       1,072,517
          Other assets ..................................       1,643,173
                                                              -----------
          Total assets ..................................     $55,830,236
                                                              ===========

          LIABILITIES
          Deposits:
            In domestic offices .........................     $24,849,054
            Noninterest-bearing .........................      10,011,422
            Interest-bearing ............................      14,837,632
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs ............      15,319,002
            Noninterest-bearing .........................         707,820
            Interest-bearing ............................      14,611,182
          Federal funds purchased and Securities
            sold under agreements to repurchase..........       1,906,066
          Demand notes issued to the U.S.
            Treasury ....................................         215,985
          Trading liabilities ...........................       1,591,288
          Other borrowed money:
            With remaining maturity of one year
              or less ...................................       1,991,119
            With remaining maturity of more than
              one year through three years...............               0
            With remaining maturity of more than
              three years ...............................          25,574
          Bank's liability on acceptances
               executed and outstanding .................         998,145
          Subordinated notes and debentures .............       1,314,000
          Other liabilities .............................       2,421,281
          Total liabilities .............................      50,631,514

          EQUITY CAPITAL
          Common stock ..................................       1,135,284
          Surplus .......................................         731,319
          Undivided profits and capital
            reserves ....................................       3,328,050
          Net unrealized holding gains
            (losses) on available-for-sale
            securities ..................................          40,198
          Cumulative foreign currency translation
            adjustments .................................     (    36,129)
          Total equity capital ..........................       5,198,722
          Total liabilities and equity                        -----------
            capital .....................................     $55,830,236
                                                              ===========


               I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

               We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


               Thomas A. Renyi
               Alan R. Griffith      Directors
               J. Carter Bacot